Exhibit 99.1

For Release: 1:45 p.m. ET

June 2, 2009

GM Gains Share For The Second Consecutive Month With

191,875 Deliveries in May; Highest Monthly Sales

Performance So Far in 2009

•	May results clearly reflect consumer confidence in GM’s long-term viability

•	May was the third consecutive month of monthly sales increases led by core brands: Chevrolet, GMC, Buick and Cadillac which were up 18 percent collectively compared with April

•	5,500 total Camaro sales smashes sales forecast as dealers sell cars as soon as they arrive

•	Award-winning crossovers Buick Enclave, GMC Acadia, Saturn Outlook and Chevrolet Traverse sales push mid-utility crossover retail sales up 15 percent compared with April

DETROIT – General Motors dealers in the United States delivered 191,875 vehicles in May, down 29.6 percent compared with a year ago. However, when comparing GM’s May sales with April, total volume was up 11 percent, or about 19,000 cars, crossovers and trucks resulting in the best monthly sales performance so far in 2009.

“We were able to record our best monthly sales result of the year in May as we are seeing more positive signs in housing and consumer confidence in the market,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “Those signs, along with more clarity on the New GM, are providing some additional consumer confidence. With GM’s reinvention, the company has cleared a path for future success supported by world-class products such as the new Chevy Camaro, Equinox, Traverse and Malibu. We have compelling new offers in the marketplace, including reduced-rate financing available through GMAC, that encourage our customers to visit a showroom and buy today.”

GM total truck sales (including crossovers) of 110,866 were down 22 percent, and car sales of 81,009 were off 38 percent compared with a year ago.

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When compared with April’s performance, there were several product highlights in GM’s core brands to note:

•

Chevrolet car retail sales were up 28 percent driven by Camaro, Malibu, Cobalt, Corvette and Aveo. Silverado, Colorado, HHR, Equinox, Tahoe and Traverse also saw retail sales increases with Chevrolet retail truck sales up 30 percent. Total Chevrolet vehicle retail sales increased 22 percent

•	Buick Enclave retail sales increased 17 percent. LaCrosse retail sales climbed 24 percent as Buick retail sales increased 4 percent

•	Cadillac Escalade retail sales increased nearly 14 percent, and DTS sales climbed 3 percent

•	GMC retail sales were up 17 percent. Retail sales increases of 30 percent for Sierra, 17 percent for Canyon, 13 percent for Yukon and 8 percent for Acadia were reported

“What was lost in all the financial turmoil is that our outstanding products continue to compete strongly in the market and Camaro is a red-hot example,” LaNeve said. “We sold 5,500 Camaros in May without any incentives, and are continuing to deliver them to customers as fast as we possibly can. We are dominating the full-size pickup segment with Silverado and Sierra, as well as offering the best selection of crossovers with Traverse, Acadia, Outlook and Enclave. Importantly, Traverse was just recognized by a leading consumer publication as getting a “Very Good” rating in its most recent ranking of crossovers with third-row seating. Less than a year after initial launch, Traverse is now neck-and-neck in sales with our foreign competition.

“The President’s comments yesterday were very positive and we are deeply appreciative of the support of our company,” LaNeve added. “The President again restated our shared belief that GM will be a part of a strong and viable auto industry for many years to come, and customers should feel very comfortable buying our outstanding cars, crossovers and trucks.”

A total of 1,739 GM hybrid vehicles were delivered in the month, illustrating the wide range of hybrid product offerings available. GM offers the Chevrolet Malibu, Tahoe and Silverado, GMC Yukon and Sierra, Cadillac Escalade, Saturn Aura and Vue hybrids. So far, in 2009, GM has delivered 6,895 hybrid vehicles.

GM inventories dropped compared with a year ago, and were at their second-lowest monthly level on record. At the end of May, about 674,000 vehicles were in stock, down about 98,000 vehicles (or 13 percent) compared with last year. There were about 284,000 cars and 390,000 trucks (including crossovers) in inventory at the end of May. Inventories were reduced about 67,000 vehicles compared with April and are down approximately 16 percent compared with January.

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GM Certified Sales

GM Certified Used Vehicles, Saturn Certified Pre-Owned Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, combined sold 33,633 vehicles.

GM Certified Used Vehicles, the industry’s top-selling certified brand, posted May sales of 28,802 vehicles, down 28 percent from May 2008. Saturn Certified Pre-Owned Vehicles sold 1,103 vehicles, down 23 percent. Saab Certified Pre-Owned Vehicles sold 488 vehicles, down 42 percent. Cadillac Certified Pre-Owned Vehicles sold 3,018 vehicles, down 18 percent. One brand showed an uptick: HUMMER Certified Pre-Owned Vehicles sold 222 vehicles, up 16 percent.

“We are more optimistic about the market as GM enters this new chapter,” said LaNeve. “Our Certified Used and Pre-Owned vehicle programs fall in line with the new GM as we offer the best peace of mind experience for customers when purchasing a used vehicle. We will honor our warranty commitment given at the time of purchase to owners of current and future General Motors Certified Used and Pre-Owned Vehicles, such as the 12-month/12,000 bumper-to-bumper warranty for Certified Used and Pre-Owned vehicles, and focus on the customers’ needs from their sales to service experience. Going forward, we and our dealers will offer the consumer nothing less than the best cars and trucks – both new and Certified Used and Pre-Owned vehicles.”

GM North America reports May 2009 production; Q2 2009 production forecast remains at 390,000 vehicles

In May, GM North America produced 134,000 vehicles (58,000 cars and 76,000 trucks). This is down 114,000 vehicles or 46 percent compared with May 2008 when the region produced 248,000 vehicles (118,000 cars and 130,000 trucks). (Production totals include joint venture production of 8,000 vehicles in May 2009 and 17,000 vehicles in May 2008.)

The region’s 2009 second-quarter production forecast remains at 390,000 vehicles (172,000 cars and 218,000 trucks), which is down about 53 percent compared with a year ago. GM North America built 834,000 vehicles (382,000 cars and 452,000 trucks) in the second quarter of 2008.

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About GM: General Motors Corp. (NYSE: GM), one of the world’s largest automakers, was founded in 1908, and today manufactures cars and trucks in 34 countries. With its global headquarters in Detroit, GM employs 235,000 people in every major region of the world, and sells and services vehicles in some 140 countries. In 2008, GM sold 8.35 million cars and trucks globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Hummer, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to have the 363 sale approved by the Bankruptcy Court and to complete it on an expedited timeline; our ability to sustain vehicle sales in the U.S. and globally while we carry out our restructuring plans; the ability of our foreign subsidiaries to restructure, enter into the new investment arrangements they have announced, and receive other financial support from their local governments; our ability to build consumers’ confidence in our viability following Chapter 11 proceedings and to continue to attract customers, particularly for our new products; our ability to continue to sell, spin-off or phase out some of our brands, to manage the distribution channels for our products, and to complete other planned asset sales; and the overall strength and stability of general economic conditions and of the automotive industry, both in the U.S. and globally. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

# # #

Contact:

John McDonald

GM Corporate News

313-667-3714 (office)

313-418-2139 (mobile)

john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 26 *S/D Prev: 27	May				(Calendar Year-to-Date) January - May
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Vehicle Total	191,875	272,363	-29.6	-26.8	777,785	1,339,005	-41.9
Car Total	81,009	130,115	-37.7	-35.3	319,417	580,283	-45.0
Light Truck Total	109,872	138,777	-20.8	-17.8	453,316	746,623	-39.3
Light Vehicle Total	190,881	268,892	-29.0	-26.3	772,733	1,326,906	-41.8
Truck Total	110,866	142,248	-22.1	-19.1	458,368	758,722	-39.6

GM Vehicle Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	9,160	11,033	-17.0	-13.8	38,622	61,532	-37.2
Cadillac Total	8,027	13,348	-39.9	-37.6	40,110	74,372	-46.1
Chevrolet Total	127,510	167,202	-23.7	-20.8	490,220	804,667	-39.1
GMC Total	23,926	30,724	-22.1	-19.1	98,803	166,507	-40.7
HUMMER Total	1,094	1,843	-40.6	-38.4	5,113	14,086	-63.7
Pontiac Total	13,329	27,966	-52.3	-50.5	65,054	124,352	-47.7
Saab Total	783	2,148	-63.5	-62.1	4,607	10,196	-54.8
Saturn Total	8,046	18,099	-55.5	-53.8	35,256	83,293	-57.7

GM Vehicle Total	191,875	272,363	-29.6	-26.8	777,785	1,339,005	-41.9

GM Car Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	5,055	8,006	-36.9	-34.4	21,494	42,291	-49.2
Cadillac Total	5,140	9,452	-45.6	-43.5	26,905	50,069	-46.3
Chevrolet Total	54,744	77,096	-29.0	-26.3	194,799	330,048	-41.0
Pontiac Total	12,232	26,340	-53.6	-51.8	59,184	114,593	-48.4
Saab Total	601	1,974	-69.6	-68.4	3,249	8,442	-61.5
Saturn Total	3,237	7,247	-55.3	-53.6	13,786	34,840	-60.4

GM Car Total	81,009	130,115	-37.7	-35.3	319,417	580,283	-45.0

GM Light Truck Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	4,105	3,027	35.6	40.8	17,128	19,241	-11.0
Cadillac Total	2,887	3,896	-25.9	-23.0	13,205	24,303	-45.7
Chevrolet Total	72,326	89,102	-18.8	-15.7	293,008	469,712	-37.6
GMC Total	23,372	28,257	-17.3	-14.1	96,164	159,315	-39.6
HUMMER Total	1,094	1,843	-40.6	-38.4	5,113	14,086	-63.7
Pontiac Total	1,097	1,626	-32.5	-29.9	5,870	9,759	-39.9
Saab Total	182	174	4.6	8.6	1,358	1,754	-22.6
Saturn Total	4,809	10,852	-55.7	-54.0	21,470	48,453	-55.7

GM Light Truck Total	109,872	138,777	-20.8	-17.8	453,316	746,623	-39.3

*	Twenty-six selling days (S/D) for the May period this year and twenty-seven for last year.
**	Effective August 2007, GM includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries - (United States)

May 2009

	May				(Calendar Year-to-Date) January - May
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	26	27			26	27

LaCrosse	1,748	3,398	-48.6	-46.6	7,978	18,519	-56.9
Lucerne	3,307	4,608	-28.2	-25.5	13,516	23,772	-43.1
Buick Total	5,055	8,006	-36.9	-34.4	21,494	42,291	-49.2

CTS	2,914	5,261	-44.6	-42.5	17,366	27,364	-36.5
DTS	1,520	2,439	-37.7	-35.3	6,483	13,973	-53.6
STS	637	1,658	-61.6	-60.1	2,694	8,121	-66.8
XLR	69	94	-26.6	-23.8	362	611	-40.8
Cadillac Total	5,140	9,452	-45.6	-43.5	26,905	50,069	-46.3

Aveo	2,067	7,842	-73.6	-72.6	9,669	25,971	-62.8
Camaro	5,463	0	***.*	***.*	6,077	0	***.*
Cobalt	12,764	26,702	-52.2	-50.4	44,829	93,362	-52.0
Corvette	1,643	2,904	-43.4	-41.2	6,102	12,872	-52.6
Impala	18,709	23,803	-21.4	-18.4	63,756	122,281	-47.9
Malibu	14,098	15,792	-10.7	-7.3	64,363	74,925	-14.1
Monte Carlo	0	53	***.*	***.*	3	634	-99.5
SSR	0	0	***.*	***.*	0	3	***.*
Chevrolet Total	54,744	77,096	-29.0	-26.3	194,799	330,048	-41.0

G3 Wave	282	0	***.*	***.*	700	0	***.*
G5	731	2,516	-70.9	-69.8	3,185	9,925	-67.9
G6	4,630	13,919	-66.7	-65.5	29,891	71,062	-57.9
G8	3,081	1,831	68.3	74.7	12,069	4,734	154.9
GTO	0	0	***.*	***.*	0	19	***.*
Grand Prix	18	1,298	-98.6	-98.6	199	6,135	-96.8
Solstice	539	1,249	-56.8	-55.2	1,745	5,193	-66.4
Vibe	2,951	5,527	-46.6	-44.6	11,395	17,525	-35.0
Pontiac Total	12,232	26,340	-53.6	-51.8	59,184	114,593	-48.4

9-2X	0	0	***.*	***.*	0	1	***.*
9-3	467	1,720	-72.8	-71.8	2,677	7,189	-62.8
9-5	134	254	-47.2	-45.2	572	1,252	-54.3
Saab Total	601	1,974	-69.6	-68.4	3,249	8,442	-61.5

Astra	647	1,091	-40.7	-38.4	3,615	3,477	4.0
Aura	2,235	5,080	-56.0	-54.3	8,944	27,041	-66.9
ION	2	6	-66.7	-65.4	3	269	-98.9
Sky	353	1,070	-67.0	-65.7	1,224	4,053	-69.8
Saturn Total	3,237	7,247	-55.3	-53.6	13,786	34,840	-60.4

GM Car Total	81,009	130,115	-37.7	-35.3	319,417	580,283	-45.0

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries - (United States)

May 2009

	May				(Calendar Year-to-Date) January - May
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	26	27			26	27

Enclave	4,103	2,939	39.6	45.0	17,105	18,771	-8.9
Rainier	0	8	***.*	***.*	3	96	-96.9
Rendezvous	0	3	***.*	***.*	1	12	-91.7
Terraza	2	77	-97.4	-97.3	19	362	-94.8
Buick Total	4,105	3,027	35.6	40.8	17,128	19,241	-11.0

Escalade	1,831	1,510	21.3	25.9	6,506	10,112	-35.7
Escalade ESV	372	735	-49.4	-47.4	2,449	4,756	-48.5
Escalade EXT	143	336	-57.4	-55.8	1,072	2,002	-46.5
SRX	541	1,315	-58.9	-57.3	3,178	7,433	-57.2
Cadillac Total	2,887	3,896	-25.9	-23.0	13,205	24,303	-45.7

Chevy C/T Series	1	36	-97.2	-97.1	13	105	-87.6
Chevy W Series	45	165	-72.7	-71.7	325	843	-61.4
Colorado	3,610	5,574	-35.2	-32.7	13,999	26,509	-47.2
Equinox	3,689	5,850	-36.9	-34.5	21,043	34,690	-39.3
Express Cutaway/G Cut	986	891	10.7	14.9	4,386	5,622	-22.0
Express Panel/G Van	2,808	3,595	-21.9	-18.9	11,006	23,016	-52.2
Express/G Sportvan	2,194	879	149.6	159.2	5,454	5,024	8.6
HHR	9,671	10,909	-11.3	-7.9	24,531	39,692	-38.2
Kodiak 4/5 Series	321	641	-49.9	-48.0	1,623	3,292	-50.7
Kodiak 6/7/8 Series	73	162	-54.9	-53.2	452	667	-32.2
Suburban (Chevy)	2,631	4,056	-35.1	-32.6	12,763	22,372	-43.0
Tahoe	6,306	7,919	-20.4	-17.3	28,101	41,767	-32.7
TrailBlazer	739	3,409	-78.3	-77.5	6,138	30,117	-79.6
Traverse	7,045	0	***.*	***.*	33,390	0	***.*
Uplander	163	6,422	-97.5	-97.4	1,213	28,221	-95.7

Avalanche	1,021	2,578	-60.4	-58.9	5,801	15,652	-62.9
Silverado-C/K Pickup	31,463	37,020	-15.0	-11.7	125,183	197,030	-36.5
Chevrolet Fullsize Pickups	32,484	39,598	-18.0	-14.8	130,984	212,682	-38.4

Chevrolet Total	72,766	90,106	-19.2	-16.1	295,421	474,619	-37.8

Acadia	4,974	6,566	-24.2	-21.3	22,726	34,072	-33.3
Canyon	1,140	1,583	-28.0	-25.2	4,429	6,923	-36.0
Envoy	465	1,299	-64.2	-62.8	2,931	10,947	-73.2
GMC C/T Series	16	56	-71.4	-70.3	170	220	-22.7
GMC W Series	150	254	-40.9	-38.7	663	1,230	-46.1
Savana Panel/G Classic	580	659	-12.0	-8.6	2,343	4,084	-42.6
Savana Special/G Cut	956	216	342.6	359.6	4,062	5,399	-24.8
Savana/Rally	83	86	-3.5	0.2	388	582	-33.3
Sierra	10,272	13,362	-23.1	-20.2	41,053	70,765	-42.0
Terrain	0	0	***.*	***.*	2	0	***.*
Topkick 4/5 Series	234	1,672	-86.0	-85.5	1,014	3,923	-74.2
Topkick 6/7/8 Series	154	485	-68.2	-67.0	792	1,819	-56.5
Yukon	3,979	2,792	42.5	48.0	12,521	16,041	-21.9
Yukon XL	923	1,694	-45.5	-43.4	5,709	10,502	-45.6
GMC Total	23,926	30,724	-22.1	-19.1	98,803	166,507	-40.7

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 4

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GM Truck Deliveries - (United States)

May 2009

	May				(Calendar Year-to-Date) January - May
	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	26	27			26	27

HUMMER H1	0	1	***.*	***.*	0	12	***.*
HUMMER H2	165	375	-56.0	-54.3	827	3,336	-75.2
HUMMER H3	702	1,467	-52.1	-50.3	3,196	10,738	-70.2
HUMMER H3T	227	0	***.*	***.*	1,090	0	***.*
HUMMER Total	1,094	1,843	-40.6	-38.4	5,113	14,086	-63.7

Montana SV6	0	5	***.*	***.*	0	32	***.*
Torrent	1,097	1,621	-32.3	-29.7	5,870	9,727	-39.7
Pontiac Total	1,097	1,626	-32.5	-29.9	5,870	9,759	-39.9

9-7X	182	174	4.6	8.6	1,358	1,754	-22.6
Saab Total	182	174	4.6	8.6	1,358	1,754	-22.6

Outlook	2,109	2,506	-15.8	-12.6	6,503	11,435	-43.1
Relay	4	16	-75.0	-74.0	5	134	-96.3
VUE	2,696	8,330	-67.6	-66.4	14,962	36,884	-59.4
Saturn Total	4,809	10,852	-55.7	-54.0	21,470	48,453	-55.7

GM Truck Total	110,866	142,248	-22.1	-19.1	458,368	758,722	-39.6

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule - 06/02/09

Units 000s	GMNA			GME [2]	GMLAAM [3]	GMAP [4]	Total Worldwide	Memo: Joint Venture
								GMNA [1]		International [5]
	Car [1]	Truck [1]	Total					Car	Truck
2009 Q2 # *	172	218	390	332	214	570	1,506	12	16	444
O/(U) prior forecast	0	0	0	0	0	48	48	0	0	36

Units 000s	GMNA			GME	GMLAAM	GMAP	Total Worldwide	GMNA [1]		International [5]
	Car	Truck	Total					Car	Truck
2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA
2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116
2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019
2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966
2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126
2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr.	365	450	815	214	166	453	1,648	17	12	261

CY	1,543	1,906	3,449	1,550	961	2,184	8,144	70	119	1,182
2009
1st Qtr.	116	255	371	267	185	507	1,330	11	8	363
2nd Qtr. #	172	218	390	332	214	570	1,506	12	16	444

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

[1]	GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
[4]

GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]

International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.